Exhibit 10.6

DOMINOVAS ENERGY CORPORATION

AUDIT COMMITTEE CHARTER

Adopted 07-03-2015

Role and Purpose

The purpose of the audit committee of the board of directors of Dominovas Energy Corporation, (the "Company") is to assist the board of directors in fulfilling the oversight responsibilities it has with respect to:

1.	The integrity of the Company’s financial statements.

2.	The Company’s compliance with legal and regulatory requirements.

3.	The qualifications and independence of the Company’s independent auditor.

4.	The performance of the Company’s independent auditor and the Company’s internal audit function.

The Company’s independent auditors, in their capacity as independent public accountants, shall be responsible to the board of directors and the audit committee as representatives of the shareholders. The audit committee is expected to maintain free and open communication (including private executive sessions at least annually) with the independent auditors and management of the Company. In discharging this oversight role, the committee is empowered to investigate any matter brought to its attention, with full power to retain outside counsel or other experts for this purpose.

Composition

Members of the Audit Committee shall be elected annually by the full board on the recommendation of the Nominating/Corporate Governance Committee and shall hold office until the earlier of, (1) the election of their respective successors, (2) the end of their service as a director of the Company (whether through resignation, removal, expiration of term, or death), or (3) their resignation from the committee. The chairperson of the Committee may be selected by the board of directors or, if it does not do so, the committee members may elect a chairperson by vote of a majority of the full committee.

The membership of the Committee shall consist of at least three directors, each of whom shall satisfy the independence, financial literacy, and experience requirements of the Securities Exchange Act of 1934, the rules and regulations of the Securities and Exchange Commission, and the listing standards of the New York Stock Exchange, as is in effect from time to time. At least one member of the Committee shall be an “Audit Committee financial expert” (as defined by the Securities and Exchange Commission).

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Approved by the Board of Directors July 2015

No Audit Committee member shall serve on the Audit Committee of more than three public companies, unless the Company’s board of directors determines it does not believe such service would impair the member’s ability to effectively service on the Audit Committee.

Authority and Responsibilities

The Committee shall have the sole authority to hire and fire the Company’s independent auditor, to approve all audit engagements, including the fees and terms, and to approve all non-audit engagements, including the nature of the services and fee terms, with the independent auditor. The Committee shall be directly responsible for the selection and appointment, retention, compensation, evaluation, termination and oversight of the work of the independent auditor, including the resolution of disagreements between management and the independent auditor regarding financial reporting, for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Committee.

The Committee shall review in advance, and grant any appropriate preapprovals of, (1) all auditing services to be performed by the independent auditor and, (2) all non-audit services (including the material terms thereof) to be provided by the independent auditor as permitted under the Securities Exchange Act of 1934, subject to the minimum exception for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934 and Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The Committee may form and delegate authority to subcommittees consisting of one or more members where appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the Committee at its next meeting.

The Committee shall have the authority to obtain advice and assistance from outside legal, accounting or other advisors, as it determines necessary to carry out its duties, and shall be empowered to retain and compensate these advisors without seeking board approval. The Committee shall determine the extent of funding necessary for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any outside legal, accounting or other advisors retained to advise the Committee. The Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

The Audit Committee, to the extent it deems necessary or appropriate, shall:

❖
Review and discuss the annual audited financial statements and quarterly financial statements with management and the independent auditor, including the Company’s disclosures under the section in any filing with the Securities and Exchange Commission entitled, “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and review and discuss proposed earnings press releases (including the use of any “pro forma” or “adjusted” non-GAAP information) and financial information and earnings guidance provided to analysts and rating agencies. It is anticipated that these discussions will include, as applicable:

❖	Major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles;

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Major issues as to the adequacy of the Company’s internal controls, any special audit steps adopted in light of material control deficiencies and the adequacy of the disclosures about changes in internal control over financial reporting;

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Analysis prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analysis of the effects of alternative GAAP methods on the financial statements and any significant changes in the Company’s selection or application of accounting principles;

❖	The effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company;

❖	The type and presentation of information to be included in earnings press releases;

❖	Quality of earnings, discussions of significant items subject to estimate, consideration of the suitability of accounting principles, audit adjustments (whether or not recorded);

❖	Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences; and

❖	Such other inquiries as may be deemed appropriate by the Audit Committee.

Additionally, the Committee shall:

❖	Recommend to the board whether the audited financial statements should be included in the Company’s Form 10-K.

❖
Review and discuss with management (including the senior internal audit executive) and the independent auditor the Company’s internal controls report and the independent auditor’s attestation of the report prior to the filing of the Company’s Form 10-K.

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Review with the independent auditor any audit problems or difficulties (including any restrictions on the scope of the independent auditor’s activities or on access to requested information, and any significant disagreements with management) and management’s response.

It is anticipated that these discussions will include, as applicable:

❖	Any accounting adjustments that were noted or proposed by the independent auditor but were “passed” (as immaterial or otherwise);

❖	Any material communications between the audit team and the independent auditor’s national office respecting auditing or accounting issues presented by the engagement; and

❖	Any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditor to the Company.

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Additionally, the following shall be addressed:

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Discuss guidelines and policies to govern the process by which risk assessment and risk management is undertaken, including discussion of the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

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Review and approve disclosures required to be included in Securities and Exchange Commission periodic reports filed under the Securities Exchange Act of 1934 with respect to audit and non-audit services provided by the independent auditor.

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Review disclosures made to the Committee by the Company’s CEO and CFO during the certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses, therein, and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

The following shall be performed:

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On an annual basis, review and discuss with the independent auditor all relationships between the independent auditor and the Company, in order to evaluate the independent auditor's continued independence. The Committee shall ensure annual receipt of a formal written statement from the independent registered public accounting firm consistent with the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence and shall discuss with the independent registered public accounting firm all relationships or services that may affect auditor independence or objectivity.

❖
At least annually, obtain and review a report by the independent auditor describing, (1) the independent auditor’s internal quality-control procedures, (2) any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditor, and any steps taken to deal with any such issues, and (3) all relationships between the independent auditor and the Company.

❖	Review all reports required to be submitted by the independent auditor to the committee under the Securities Exchange Act of 1934.

❖
Evaluate the independent auditor’s qualifications, performance and independence, including the review and evaluation of the lead partner of the independent auditor, and taking into account the opinions of management and the Company’s internal auditors, and present conclusions it deems appropriate with respect to the independent auditor to the full board of directors.

❖
Confirm that the lead audit partner, or the audit partner responsible for reviewing the audit, of the independent auditor has not performed audit services for the Company for each of the five previous fiscal years, and consider whether, in order to assure continuing auditor independence, there should be rotation of the independent auditing firm on a regular basis.

❖	Set hiring policies for employees or former employees of the independent auditor.

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❖	Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

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Meet separately in person or telephonically, periodically, with management, with internal auditors and with the independent auditor, and have such other direct and independent interaction with such persons from time to time, as the members of the committee deem appropriate.

❖	Discuss the responsibilities, budget, and staffing of the Company’s internal audit function.

❖	Obtain from the independent auditor assurance that Section 10A(b) of the Securities Exchange Act of 1934 has not been implicated.

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Establish procedures for, (1) the receipt, retention, and treatment of complaints from employees of the Company on accounting, internal accounting controls, or auditing matters and, (2) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

❖
Prepare the report required by the proxy rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement (or Form 10-K) and any other committee reports required by applicable securities laws or stock exchange listing requirements or rules.

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Oversee administration of the Company’s policy with respect to related party transactions, review related party transactions submitted to the Committee pursuant to the terms of such policy, and periodically review and assess the adequacy of such policy and, as appropriate, amend such policy.

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Report regularly to the board of directors, by means of written or oral reports, submission of minutes of Committee meetings or otherwise, from time to time or whenever it shall be called upon to do so, including a review of any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditor, or the performance of the Company’s internal audit function.

❖	Review this charter annually for possible revision.

Interpretations and Determinations

The Committee and the board of directors shall have the power and authority to interpret this Charter and make any determinations as to whether any act taken has been taken in compliance with the terms, hereof.

Evaluation

The Committee shall conduct an annual performance evaluation of the Committee.

Disclosure

This charter shall be made available on the Company’s website.

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Limitation of Audit Committee’s Role

It is not the duty of the Audit Committee to prepare financial statements, to plan or conduct audits or to determine that the Company’s financial statements and disclosure are complete and accurate and are in accordance with GAAP and applicable rules and regulations.

Management is responsible for the preparation, presentation, and integrity of the Company's financial statements, for the appropriateness of the accounting principles and reporting policies that are used by the Company and for establishing and maintaining internal control over financial reporting.

The independent auditor is responsible for auditing the Company's financial statements and the effectiveness of internal control over financial reporting, and for reviewing the Company's unaudited interim financial statements.

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Approved by the Board of Directors July 2015